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Exhibit 99.1

Certification of Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350

        In connection with the accompanying Report on Form 10-Q of Sterling Financial Corporation ("Sterling") for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Harold B. Gilkey, Chief Executive Officer of Sterling, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  1)
  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 13, 2002	By:	/s/ HAROLD B. GILKEY Harold B. Gilkey Chairman and Chief Executive Officer

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  Exhibit 99.1